Exhibit 10.2

REDFIN CORPORATION

AMENDED AND RESTATED

2004 EQUITY INCENTIVE PLAN

Originally Adopted November 5, 2004

Amended and Restated on December 22, 2005

Amended and Restated on May 4, 2006

Amended and Restated on August 29, 2006

Amended and Restated on June 28, 2007

Amended and Restated on November 9, 2009

Amended and Restated effective August 12, 2011

Amended and Restated effective June 17, 2013

Amended and Restated effective July 10, 2014

Amended and Restated effective October 29, 2014

Amended and Restated effective December 15, 2014

Amended and Restated effective May 11, 2016

REDFIN CORPORATION

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

1.	PURPOSES.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) restricted stock awards.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	DEFINITIONS.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Board” means the Board of Directors of the Company.

“Cause” means a determination by the Company that the Participant has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Company duties, (ii) unauthorized disclosure or use of the Company’s confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) materially aiding a competitor of Company, (v) a felony conviction; or (vi) failure or refusal to attend to the duties or obligations of the Participant’s position, or to comply with the Company’s rules, policies or procedures.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other stock acquisition or corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation, stock acquisition or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation, stock acquisition or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

“Common Stock” means the common stock of the Company.

“Company” means Redfin Corporation, a Delaware corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

“Director” means a member of the Board of Directors of the Company.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

“Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: (i) if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal; (ii) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or (iii) if none of the foregoing is applicable to the valuation in question, the Fair Market Value shall be determined in good faith by the Board.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Listing Date” means the first date upon which any security of the Company is listed upon notice of issuance on any securities exchange or designated upon notice of issuance on a nationally-recognized stock exchange or interdealer quotation system.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Plan” means this 2004 Equity Incentive Plan, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a restricted stock grant.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 13.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not in the aggregate exceed Eighty-Nine Million Six Hundred Fifty-One Thousand Six Hundred Two (89,651,602) shares of Common Stock.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by

Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) Rule 701 is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. The term of each Nonstatutory Stock Option shall be set forth in the Option Agreement.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be determined by the Board and set forth in the Option Agreement.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise provisions implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that are clear of all liens, claims, encumbrances or security interests and for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(i) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an Early Exercise Stock Purchase Agreement which may provide for a repurchase option and/or a right of first refusal in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the Repurchase Limitation set forth in Section 11(g) herein.

(m) Right of Repurchase. Subject to the Repurchase Limitation in Section 11(g), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

(n) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting; Right of Repurchase. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the Repurchase Limitation set forth in Section 11(g).

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv) Right of First Refusal. The stock bonus agreement may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock acquired pursuant to the stock bonus agreement.

(v) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, (iii) through services rendered or to be rendered to the Company, or (iv) in any other form of legal consideration that may be acceptable to the Board in its discretion.

(iii) Vesting; Right of Repurchase. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the Repurchase Limitation set forth in Section 11(g).

(iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v) Right of First Refusal. The restricted stock purchase agreement may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock acquired pursuant to the restricted stock purchase agreement.

(vi) Transferability. Common Stock acquired under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any state or local securities regulations, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	EFFECTIVE DATE OF PLAN.

This Plan, as Amended and Restated shall become effective on the date approved by the Board, but no Stock Award granted after the effective date shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

11.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Option Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g) Repurchase Limitation. The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of indebtedness for the Common Stock. The terms of any repurchase option shall be specified in the Stock Award and may be either at (i) Fair Market Value at the time of repurchase or (ii) at the original purchase price. Unless otherwise determined by the Board and provided in the Stock Award, the Company’s right to repurchase must be exercised by the Company by the later of (1) ninety (90) days after termination of Continuous Service, or (2) such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(h) Golden Parachute Taxes. In the event that any amounts paid or deemed paid to a Participant under the Plan are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made under the Plan and any other compensation paid or deemed paid to a Participant), or if any Participant is deemed to receive an “excess parachute payment” by reason of his or her vesting of Options pursuant to Section 12(c) herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 12(c) shall not act to vest options to such Participant), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

(i) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion, adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. Except as may otherwise be provided in an Optionholder’s Option Agreement:

(i) In the event of a Change in Control: (1) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same type of consideration issued to the stockholders in the transaction described in this subsection 12(c)) for those outstanding under the Plan, or (2) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, and unless the Board provides otherwise, the time during which such Stock Awards may be exercised automatically will be accelerated and the Stock Award shall become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event. The Board shall not be required to treat all Stock Awards similarly in the transaction.

(ii) Following a Change in Control, any Stock Awards or replacement awards that are held by a Participant shall have the vesting and exercise schedule associated with such Stock Awards or replacement awards accelerated by twelve (12) months. In addition, with respect to any Stock Award granted prior to August 29, 2006, the provisions of Section 12(c)(ii) of the Plan as in effect on that date shall also apply to such Stock Awards.

(d) No Limitations. The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of Section 422 of the Code.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan for stockholder approval.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the Participant consents thereto in writing.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date this Plan, as Amended and Restated and approved by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	CHOICE OF LAW.

The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

16.	SPECIAL PROVISIONS RELATING TO CALIFORNIA RESIDENTS.

Notwithstanding anything to the contrary herein, the following provisions shall govern all Options (referred to herein as “California Options”) granted under the Plan and shares sold (referred to herein as “California Restricted Stock Awards”) to residents of the State of California. The grant of California Options and California Restricted Stock Awards are intended to be exempt from the securities qualifications requirements of the California law by satisfying the exemption under Section 25102(o) of the California Corporate Securities law of 1968 (“Section 25102(o)”). Section 25102(o) provides an exemption under the Securities Act for the offer or sale of any security issued by a corporation or limited liability company pursuant to a purchase plan, option plan or agreement pursuant to Rule 701, provided that (1) the terms of such purchase plan or agreement comply with Sections 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations (“California Regulations”), (2) the terms of any option plan or agreement comply with Sections 260.140.41, 260.140.45 and 260.140.46 of the California Regulations, and (3) the issuer files a notice of transaction no later than 30 days after the initial issuance of any security under that plan, accompanied by a filing fee. When issuing California Options and California Restricted Stock Awards, the Company shall indicate on the securities that they are issued subject to these special provisions. However, California Options and California Restricted Stock Award may be awarded in reliance upon other state securities law exemptions. To the extent that such other exemptions are relied upon, the terms of this Plan which are included only to comply with Section 25102(o) shall be disregarded to the extent provided in the Stock Option Agreement for the Stock Purchase Agreement.

REDFIN CORPORATION

STOCK OPTION GRANT NOTICE

(Amended and Restated 2004 Equity Incentive Plan)

Redfin Corporation (the “Company”), pursuant to its Amended and Restated 2004 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Grant”). This option is subject to all of the terms and conditions as set forth herein and in that certain Stock Option Agreement between the Company and Optionholder (the “Stock Option Agreement”), the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option	☐ Nonstatutory Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Terms: Option vests 25% on the one-year anniversary of the Vesting Commencement Date set forth above and an additional 1/48th (2.0833%) of the total option grant vests each month thereafter, with 100% of the total option vested on the four-year anniversary of the Vesting Commencement Date.

Payment: By one or a combination of the following items (described in the Stock Option Agreement):

☒ By cash or check

☐ Pursuant to a Regulation T Program if the Shares are publicly traded

☐ By delivery of already-owned shares if the Shares are publicly traded

☐ By deferred payment

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement, the Plan and the Notice of Exercise. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of the stock in the Company underlying the Grant and supersede all prior oral and written agreements relating to the Grant.

REDFIN CORPORATION		OPTIONHOLDER

By:
Signature		Signature

Name:		Name:

Title:	Date:

Date:

SENT SEPARATELY VIA EMAIL: Stock Option Agreement, Equity Incentive Plan, Notice of Exercise

STOCK OPTION AGREEMENT

(Incentive and Nonstatutory Stock Options)

Under

REDFIN CORPORATION

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement by and between Redfin Corporation (the “Company”) and the Optionholder named on the signature page hereto, the Company has granted you an option under its Amended and Restated 2004 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3. EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates that “Early Exercise” of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:

(a) a partial exercise of your option shall be deemed first to cover vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) if your option is an incentive stock option, then, as provided in the Plan, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other incentive stock options you hold

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are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as nonstatutory stock options.

4. METHOD OF PAYMENT. Payment of the exercise price (in the amount provided in the Grant Notice) is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This payment method would be in the Company’s sole discretion at the time your option is exercised and would be on condition that, at the time of exercise, the Common Stock is publicly traded and quoted regularly in The Wall Street Journal.

(b) Payment by delivery shares of Common Stock owned by you that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. This payment method would be on condition that, at the time of exercise, the Common Stock is publicly traded and quoted regularly in The Wall Street Journal. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) Payment pursuant to the following deferred payment alternative:

(i) Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.

(ii) Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(iii) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a security

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agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7. TERM. The term of your option commences as of the date hereof and expires on the earlier of (a) the date set forth in the Grant Notice and (b) the ten-year anniversary of the date hereof.

8. EXERCISE.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred to you upon exercise of your option.

(d) By exercising your option you agree that in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, you will not sell or otherwise dispose of any shares of the Common Stock without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to

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exceed 180 days) after the effective date of such registration and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.

(e) THE EXERCISE PRICE PER SHARE HAS BEEN SET AT THE FAIR MARKET VALUE OF THE COMPANY’S SHARES OF COMMON STOCK ON THE DATE OF GRANT IN GOOD FAITH COMPLIANCE WITH THE APPLICABLE GUIDANCE ISSUED BY THE IRS UNDER SECTION 409A OF THE CODE IN ORDER TO AVOID THE OPTION BEING TREATED AS DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE. HOWEVER, THERE IS NO GUARANTEE THAT THE IRS WILL AGREE WITH THE VALUATION AND, BY SIGNING THIS STOCK OPTION AGREEMENT, YOU AGREE AND ACKNOWLEDGE THAT THE COMPANY SHALL NOT BE HELD LIABLE FOR ANY APPLICABLE COSTS, TAXES OR PENALTIES ASSOCIATED WITH THE OPTION IF, IN FACT, THE IRS WERE TO DETERMINE THAT THE OPTION CONSTITUTES DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR CONCERNING THE TAX CONSEQUENCES OF SUCH A DETERMINATION BY THE IRS.

9. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

10. RIGHT OF REPURCHASE. If your Continued Service with the Company is terminated, the Company, or its assignee, shall have the option to repurchase from you all (but not less than all, unless you consent) of the shares of Common Stock that you acquire upon exercise of your option (“Option Shares”) on the terms and conditions set forth in this Section 10 (the “Repurchase Option”).

10.1 Exercise of Repurchase Option. If your Continuous Service is terminated other than for Cause, the Company may exercise the Repurchase Option by giving you written notice before the later of (i) ninety (90) days after termination of Continuous Service, (ii) the end of the Repurchase Blackout Period as defined in the Plan, or (iii) such longer period as may be agreed to by the Company and you (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”). In such case of termination other than for Cause, the Company will not be entitled to exercise the Repurchase Option at any time after the Listing Date, as defined in the Plan. If your Continuous Service is terminated for Cause, the repurchase option may be exercised by the Company by giving you written notice within ninety (90) days of the date your Continuous Service is terminated or such longer period as may be agreed to by the Company and you (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

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10.2 Calculation of Repurchase Price. If your Continuous Service is terminated other than for Cause, the price to the Company to purchase your Option Shares shall be their then Fair Market Value. The Fair Market Value shall be determined in good faith by the Board and the Board’s determination shall be final. If your Continuous Service is terminated for Cause, the price to the Company to purchase your Option Shares shall be their original purchase price.

10.3 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any of your outstanding indebtedness to the Company (or to such assignee) or by any combination thereof. The first twenty-five thousand dollars ($25,000.00) of the purchase price for the Common Stock to be repurchased shall be payable within sixty days (60) of the date that the Company gives written notice to you that it intends to exercise the Repurchase Option, the balance to be paid in four (4) equal annual installments commencing on the first anniversary of the repurchase bearing interest at the lowest rate that avoids imputation of interest under the Code. The Company shall withhold from any payment made to you upon exercise of the Repurchase Option any federal, state and local income and FICA taxes required to be withheld by the Company in respect of any such payment.

11. JOINDER AGREEMENT. Upon execution of this agreement and as a condition to receiving the options, you shall have executed and delivered to the Company the Joinder Agreement in the form attached hereto as Exhibit A, pursuant to which you shall be bound by all provisions of each of the Voting Agreement and ROFR Agreement (each as defined in the Joinder Agreement) in the capacity of Common Holder as defined in such agreements.

12. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

13. WITHHOLDING OBLIGATIONS.

(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your option.

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(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein.

14. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

15. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

(Signature Page Follows)

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REDFIN CORPORATION	OPTIONHOLDER

By:
Signature	Signature

Name:	Name:

Title:	Date:

Date:

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EXHIBIT A

JOINDER AGREEMENT

FOR

THE VOTING AGREEMENT

AND

THE RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

The undersigned joining party hereby agrees to become a party to: (1) that certain Amended and Restated Voting Agreement dated as of December 15, 2014, by and among Redfin Corporation, a Delaware corporation (the “Company”), the holders of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), or options to purchase shares of Common Stock (“Options”), listed on Exhibit A thereto (individually, a “Common Holder” and collectively, the “Common Holders”), and the investors listed on Exhibit B thereto, as amended from time to time in accordance with its terms (the “Voting Agreement”); and (2) that certain Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR Agreement”) dated as of December 15, 2014 by and among the Company, David Eraker (the “Founder”), the holders of shares of the Common Stock or Options listed on Exhibit A thereto (individually, a “Common Holder” and collectively, the “Common Holders”), and the investors listed on Exhibit B thereto, and to be bound by all provisions of each of the Voting Agreement and ROFR Agreement in the capacity of Common Holder as defined therein.

This Joinder Agreement shall take effect and shall become a part of each of the Voting Agreement and ROFR Agreement, and Exhibit A to each such agreement shall be amended and restated upon execution by any person of this Joinder Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Joinder Agreement as of the date set forth below:

COMMON HOLDER

Name:

Email:

Date:

REDFIN CORPORATION

NOTICE OF EXERCISE

OF

STOCK OPTION

To:	Redfin Corporation (the “Company”)

The undersigned hereby exercises stock option granted on                      by the Company’s Board of Directors pursuant to its Amended and Restated 2004 Equity Incentive Plan and the Stock Option Agreement to purchase                  shares of Common Stock of the Company (the “Option Shares”) at a price of $         per Share, for a total purchase price of $        .

Payment method (See Section 4 of your Stock Option Agreement and consult with management if other than cash or check):

☐	Cash or check
☐	By Regulation T Program (shares must be publicly traded)
☐	Delivery of already-owned shares (shares must be publicly traded)
☐	Deferred payment

Details:

The undersigned represents that the Option Shares are being acquired for the account of the undersigned for investment and not with a view to or for resale in connection with the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares in violation of applicable state or federal securities laws.

The undersigned acknowledges that the Option Shares are subject to restrictions on transfer and a right of first refusal in favor of the Company as set forth in the Stock Option Agreement and may not be sold or otherwise transferred without the Company’s prior written consent. So long as such restrictions are in place, the undersigned acknowledges and agrees that the certificates representing the Option Shares (and all shares issued in respect thereof) will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING SAID SHARES OR DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES LAWS OF ANY STATE HAVING JURISDICTION OVER SUCH SALE OR DISTRIBUTION.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

By this exercise, the undersigned agrees (i) to provide for the payment by the undersigned to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of the foregoing Stock Option and (ii) if this exercise relates to an Incentive Stock Option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Option Shares that occurs within two (2) years after the grant date of such Stock Option or within one (1) year after the date of payment by the undersigned of the exercise price contemplated hereby.

DATE	SIGNATURE

PRINT NAME

Address:

Social Security No.:

ACCEPTED BY COMPANY

By:
Name:
Its:

Date:

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